UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2025

SRx Health Solutions, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-40477	83-4284557
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12400 Race Track Road

Tampa, Florida 33626

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code):(212) 896-1254

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value share	SRXH	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 24, 2025 (the “Closing Date”), SRx Health Solutions, Inc., a Delaware corporation (f/k/a Better Choice Company, Inc.) (the “Company” or the “Registrant” or “we”, “us” or “our”) announced that it closed the business combination (the “Business Combination”) by and among the Company, 1000994476 Ontario Inc., an Ontario corporation (“AcquireCo”), 1000994085 Ontario Inc., an Ontario Corporation (“CallCo”) and SRx Health Solutions (Canada), Inc., an Ontario corporation (f/k/a SRx Health Solutions, Inc.) (“SRx Canada”), whereby the Company acquired SRx Canada pursuant to the terms of an Arrangement Agreement and Plan of Arrangement entered into on September 2, 2024, by and among the Company, AcquireCo, CallCo and SRx Canada (the “Arrangement Agreement”). Pursuant to the Arrangement Agreement, on the Closing Date, AcquireCo, an indirect wholly-owned subsidiary of the Company, merged with and into SRx Canada, with SRx Canada remaining as the surviving entity.

The Company filed a Current Report on Form 8-K on April 24, 2025 (the “Initial Report”) in which the Company disclosed, among other information, its intention to file the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) as part of an amendment to the Initial Report no later than 71 calendar days after the required filing date of the Initial Report. This Current Report on Form 8-K/A amends the Initial Report to include certain financial statements of the Company and certain pro forma financial information as required by Item 9.01, which are filed as exhibits hereto and are incorporated herein by reference. No disclosure of the text of Item 1.01, Item 2.01, Item 5.01, Item 5.02, Item 5.03, Item 8.01 or Item 9.01(d) of the Initial Report was changed as a result of this Current Report on Form 8-K/A except for the addition of the exhibits listed in Item 9.01(d) of this Current Report on Form 8-K/A.

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Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

SRx Canada’s consolidated financial statements for the years ended September 30, 2024 and 2023 and related notes are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

SRx Canada’s unaudited condensed consolidated financial statements for the three and six months ended March 31, 2025 and 2024 and related notes are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company, giving effect to the Business Combination, is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated herein by reference.

The unaudited pro forma condensed combined financial information and the accompanying notes included in this Current Report on Form 8-K/A has been presented for informational purposes only, as required by the disclosure requirements of Form 8-K, and is not necessarily indicative of the actual financial position or results of operations that the Company would have realized had the companies been combined as of the dates or during the periods presented, nor is it intended to be indicative of any anticipated combined financial position or future results of operations that the Company may achieve after the Business Combination.

(d)	Exhibits.

The following exhibits are included as part of this Current Report on Form 8-K/A:

Exhibit No.	Description

23.1	Consent of MNP LLP, independent auditors of SRx Health Solutions (Canada), Inc. (f/k/a SRx Health Solutions, Inc.).
99.1	SRx Canada’s consolidated financial statements for the years ended September 30, 2024 and 2023 and related notes.
99.2	SRx Canada’s unaudited condensed consolidated financial statements for the three and six months ended March 31, 2025 and March 31, 2024 and related notes.
99.3	Unaudited pro forma condensed combined financial information and related notes.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 11, 2025	SRx Health Solutions, Inc.

	By:	/s/ Carolina Martinez
	Name:	Carolina Martinez
	Title:	Chief Financial Officer

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